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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 10/Amendment No. 241 to Registration Statement Nos. 333-137969/811-08306 on Form N-4 of our reports, dated February 24, 2011, relating to the consolidated financial statements and financial statement schedules of MetLife, Inc. and subsidiaries ("MetLife") (which report expresses an unqualified opinion and includes an explanatory paragraph regarding changes in MetLife's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, and its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008) and the effectiveness of MetLife's internal control over financial reporting, both appearing in the Annual Report on Form 10-K of MetLife for the year ended December 31, 2010, and incorporated by reference into the Statement of Additional Information dated May 1, 2011 which is being modified by this Registration Statement, and to the reference to us as Experts under the heading "Independent Registered Public Accounting Firm" in such Statement of Additional Information.

/s/ DELOITTE & TOUCHE LLP

New York, New York
July 1, 2011